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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2002

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                     GEMSTAR - TV GUIDE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-26878                95-4782077
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)

                          135 North Los Robles Avenue,
                                    Suite 800
                           Pasadena, California 91101

                     (Address of Principal Executive Offices
                                  and Zip Code)

                                 (626) 792-5700
               Registrant's telephone number, including area code

          (Former Name or Former Address, if Changed Since Last Report)

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This document is not a Form 10-Q. As of the date hereof, the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The preliminary information contained in this document is subject to revision when the Company's independent auditor concludes its Statement on Auditing Standard No. 71 ("SAS 71") review procedures, and pending resolution of the proposed restatement of the Company's financial statements for the year ended December 31, 2001, as described in Notes 1 and 15 to the Preliminary Financial Information. When the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2002, there can be no assurance that the information contained in such Form 10-Q will not substantially differ from the information contained in this document.

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ITEM 5. OTHER EVENTS.

     On September 26, 2002, Gemstar-TV Guide International, Inc., a Delaware corporation, ("Gemstar" or together with its consolidated subsidiaries, the "Company") released preliminary financial and other information for the quarter ended June 30, 2002 ("Preliminary Financial Information"), although the Company's independent auditor, KPMG, has not finalized its review of the Preliminary Financial Information in accordance with Statement on Auditing Standard No. 71 ("SAS 71"). The Company plans to file a Form 10-Q for the quarter ended June 30, 2002 when the Company's independent auditor finalizes its SAS 71 review. The Preliminary Financial Information is subject to revision when the Company's independent auditor finalizes its SAS 71 review, and pending resolution of the proposed restatement of the Company's financial statements for the year ended December 31, 2001, as described in Notes 1 and 15 to the Preliminary Financial Information. A copy of the Preliminary Financial Information is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

     As previously announced, on August 19, 2002 the Company received a notification from Nasdaq that its securities are subject to delisting from The Nasdaq National Market because the Company did not file its Form 10-Q for the quarter ended June 30, 2002 on or before August 14, 2002 for the reasons described below. On August 23, 2002, the Company requested a hearing before a Nasdaq Listing Qualification Panel on the question of delisting. This hearing will be held on September 26, 2002.

     The sequence of events leading to the Company's releasing the Preliminary Financial Information is as follows:

     . On August 14, 2002, the Company announced that the audit committee of the Board of Directors had been conducting a review of the Company's revenue recognition policies with respect to the Technology and Licensing Sector and the Interactive Platform Sector of its business, and that pursuant to the recommendations of the audit committee, the Company intended to restate its financial statements for the year ended December 31, 2001 to reverse the recognition of approximately $20.0 million of revenues and $20.0 million of related amortization expense associated with a non-monetary transaction of a subsidiary of TV Guide, Inc. KPMG, which was provided with the same information upon which the audit committee based its recommendation, informed the Company that it does not believe such information supports a change in the accounting treatment for this transaction. KPMG informed the Company that until the audit committee completed its investigation and reached a final conclusion and the restatement issue was resolved, it would not be able to finalize its SAS 71 review procedures, which would be required by Rule 10-01(d) of Regulation S-X for the Company to file a complete Quarterly Report on Form 10-Q. Due to the disagreement between the Company and KPMG, the Company is in the process of requesting guidance from the Office of the Chief Accountant of the Securities and Exchange Commission on the issue.

     . The audit committee completed its review in September 2002 and did not recommend that any further changes to the Company's financial statements be made other than the reclassification of $2.7 million of advertising revenues from the Interactive Platform Sector to the Media and Services Sector as part of its proposed restatement of the 2001 financial statements.

     As the ultimate resolution of this issue is uncertain at this time and the restatement process is unpredictable, no amounts have been restated in the Preliminary Financial Information for any periods presented.

     On September 26, 2002, the Company issued a press release relating to the matters described above, a copy of which is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

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This document is not a Form 10-Q. As of the date hereof, the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The preliminary information contained in this document is subject to revision when the Company's independent auditor concludes its SAS 71 review procedures, and pending resolution of the proposed restatement of the Company's financial statements for the year ended December 31, 2001, as described in Notes 1 and 15 to the Preliminary Financial Information. When the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2002, there can be no assurance that the information contained in such Form 10-Q will not substantially differ from the information contained in this document.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.      Description
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99.1             Certain Preliminary Financial and Other Information for the
                 quarter ended June 30, 2002

99.2 Press Release of Gemstar-TV Guide International, Inc. issued September 26, 2002

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This document is not a Form 10-Q. As of the date hereof, the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The preliminary information contained in this document is subject to revision when the Company's independent auditor concludes its SAS 71 review procedures, and pending resolution of the proposed restatement of the Company's financial statements for the year ended December 31, 2001, as described in Notes 1 and 15 to the Preliminary Financial Information. When the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2002, there can be no assurance that the information contained in such Form 10-Q will not substantially differ from the information contained in this document.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2002
                                         GEMSTAR -TV GUIDE INTERNATIONAL, INC.

                                         BY: /s/ Jonathan B. Orlick
                                             -----------------------------------
                                         NAME:   Jonathan B. Orlick
                                               ---------------------------------
                                         TITLE:  Executive Vice President
                                                --------------------------------
                                                 and General Counsel
                                                --------------------------------

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This document is not a Form 10-Q. As of the date hereof, the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The preliminary information contained in this document is subject to revision when the Company's independent auditor concludes its SAS 71 review procedures, and pending resolution of the proposed restatement of the Company's financial statements for the year ended December 31, 2001, as described in Notes 1 and 15 to the Preliminary Financial Information. When the Company files its Quarterly Report on Form 10-Q for the period ended June 30, 2002, there can be no assurance that the information contained in such Form 10-Q will not substantially differ from the information contained in this document.